                                                  Filed Pursuant to Rule 497(e).
                                                File Nos. 33-36528 and 811-6161.

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                         Supplement Dated June 16, 2003
                                     to the
                       Statement of Additional Information
                               Dated April 1, 2003

        Disclosure Relating to the RCM Funds' Portfolio Management Teams

     The disclosure contained in the subsection captioned "RCM Funds' Portfolio Management Teams" under the section of the Statement of Additional Information entitled "Other Information" is revised to reflect the fact that William D. Sandow has become a member of the Healthcare Global Sector Research Team. Accordingly, the portfolio manager information table beginning on page 100 is supplemented to include the following:

------------------------------------------------------------------------------------------------------------------
Management Team               Portfolio Manager(s)       Since        Recent Professional Experience
------------------------------------------------------------------------------------------------------------------
Healthcare Global Sector      William D. Sandow          2000         Director and Analyst on the Dresdner RCM
Research Team                                                         Global Investors Global Healthcare Team,
                                                                      joined Dresdner RCM in May 2000 as a
                                                                      Research Associate in the Healthcare Group.
                                                                      His primary research responsibilities are
                                                                      large capitalization pharmaceutical
                                                                      companies. Prior to joining Dresdner RCM, he
                                                                      earned his MBA from Indiana University's
                                                                      Kelley School of Business, where he was a
                                                                      select participant in the school's
                                                                      Investment Management Academy. Between his
                                                                      two years in business school, he interned at
                                                                      Birinyi Associates, an Investment Management
                                                                      and Research firm in Westport, CT. For three
                                                                      years prior to business school, Bill worked
                                                                      as a Senior Tax Consultant with Arthur
                                                                      Andersen LLP, where he advised both large
                                                                      corporations and investment partnerships. He
                                                                      received his BS in Business with a
                                                                      concentration in Accounting from Boston
                                                                      College in 1995.
------------------------------------------------------------------------------------------------------------------

                        Disclosure Relating to All Funds

     Effective immediately, the disclosure contained in the section captioned "Taxation" is supplemented to include the following subsection:

Recent Tax Legislation

     For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a foreign personal holding company, foreign investment company or passive foreign investment company.

     In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital gain), then 100% of the Fund's dividends (other than dividends properly designated by the Fund as capital gain dividends) will be eligible to be treated as qualified dividend income.